SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 21, 2001

Hemet Bancorp
(Exact Name of Registrant as Specified in Its Charter)

California	91-2155043
State of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3715 Sunnyside Drive, Riverside, California	92506
(Address of Principal Executive Offices)	(Zip Code)

(909) 784-7771
(Registrant’s Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

a)	The Registrant issued a press release in connection with the completion of trust preferred securities issuance. The press release is included as Exhibit 99.1 to this filing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1	Press Release announcing the completion of trust preferred securities issuance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Hemet Bancorp has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEMET BANCORP

December 21, 2001	By:	/s/ James B. Jaqua

James B. Jaqua Chief Executive Officer

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